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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                October 20, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                           87-0458721
-------------------------------                  -------------------------------
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
 Incorporation or Organization)                             Number)

                                    000-23955
                            ------------------------
                            (Commission File Number)

                              1719 West 2800 South
                                Ogden, UTAH 84401
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 776-4700
                            ------------------------
                         (Registrant's telephone number)


                                 Not Applicable
                            ------------------------
            (Former Name and Address of Principal Executive Offices)



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Item 5.  Other Events.

         On October 17, 2003 the Board of Directors appointed BJ Mendenhall as Chief Financial Officer. BJ has been working with the Company as a consultant for the past 2 months. Due to the consolidation of the Company's offices and the relocation of all operations and corporate functions to the Ogden Utah location, the controller, MK Mortensen, who was based in Portland Oregon resigned.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: 10/20/2003                              By: /s/ Richard V. Secord
----------------                                  -----------------------------
                                                  Richard V. Secord
                                                  Chairman of the Board
                                                  Chief Executive Officer,